Exhibit 99.2
INVESTOR SUPPLEMENT — SECOND QUARTER 2009
DOVER CORPORATION
CONSOLIDATED STATEMENTS OF EARNINGS
(unaudited) (in thousands, except per share data)

	Three Months Ended June 30		Six Months Ended June 30
	2009	2008	2009	2008
Revenue	$1,390,331	$2,010,978	$2,769,417	$3,876,464
Cost of goods and services	897,021	1,271,359	1,793,963	2,457,299

Gross profit	493,310	739,619	975,454	1,419,165
Selling and administrative expenses	364,962	446,531	732,352	890,306

Operating earnings	128,348	293,088	243,102	528,859
Interest expense, net	24,840	27,388	47,238	50,819
Other expense (income), net	1,513	1,186	(223)	3,719

Total interest/other expense, net	26,353	28,574	47,015	54,538

Earnings before provision for income	—		—	—
taxes and discontinued operations	101,995	264,514	196,087	474,321
Provision for income taxes	1,121	77,604	34,118	139,480

Earnings from continuing operations	100,874	186,910	161,969	334,841
Loss from discontinued operations, net	(3,794)	(51,634)	(11,463)	(52,387)

Net earnings	$97,080	$135,276	$150,506	$282,454

Basic earnings (loss) per common share:
Earnings from continuing operations	$0.54	$0.99	$0.87	$1.76
Loss from discontinued operations, net	(0.02)	(0.27)	(0.06)	(0.27)
Net earnings	0.52	0.72	0.81	1.48

Weighted average shares outstanding	186,070	189,094	186,041	190,760

Diluted earnings (loss) per common share:
Earnings from continuing operations	$0.54	$0.98	$0.87	$1.74
Loss from discontinued operations, net	(0.02)	(0.27)	(0.06)	(0.27)
Net earnings	0.52	0.71	0.81	1.47

Weighted average shares outstanding	186,292	190,589	186,198	191,966

Dividends paid per common share	$0.25	$0.20	$0.50	$0.40

The following table is a reconciliation of the share amounts used in computing earnings per share:

	Three Months Ended June 30		Six Months Ended June 30
	2009	2008	2009	2008
Weighted average shares outstanding — Basic	186,070	189,094	186,041	190,760
Dilutive effect of assumed exercise of employee stock options/SAR’s	222	1,495	157	1,206

Weighted average shares outstanding — Diluted	186,292	190,589	186,198	191,966

Anti-dilutive options/SAR’s excluded from diluted EPS computation	13,365	3,778	13,538	3,778

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (in thousands)

	2008						2009
			Q2						Q2
	Q1	Q2	YTD	Q3	Q4	FY 2008	Q1	Q2	YTD

REVENUE
Industrial Products
Material Handling	$287,208	$306,988	$594,196	$286,568	$256,105	$1,136,869	$186,651	$153,574	$340,225
Mobile Equipment	329,723	342,228	671,951	343,261	308,210	1,323,422	248,292	229,521	477,813
Eliminations	(157)	(210)	(367)	(218)	(201)	(786)	(152)	(147)	(299)

	616,774	649,006	1,265,780	629,611	564,114	2,459,505	434,791	382,948	817,739

Engineered Systems
Product Identification	231,526	249,250	480,776	234,868	208,825	924,469	177,357	193,019	370,376
Engineered Products	267,696	289,479	557,175	289,778	238,928	1,085,881	223,427	274,398	497,825

	499,222	538,729	1,037,951	524,646	447,753	2,010,350	400,784	467,417	868,201

Fluid Management
Energy	213,003	236,461	449,464	249,656	236,294	935,414	176,334	138,415	314,749
Fluid Solutions	188,328	210,207	398,535	202,054	178,223	778,812	154,488	156,897	311,385
Eliminations	(32)	(38)	(70)	(28)	(82)	(180)	(50)	(42)	(92)

	401,299	446,630	847,929	451,682	414,435	1,714,046	330,772	295,270	626,042

Electronic Technologies	351,757	379,958	731,715	362,446	301,970	1,396,131	214,035	245,953	459,988

Intra-segment eliminations	(3,566)	(3,345)	(6,911)	(2,609)	(1,624)	(11,144)	(1,296)	(1,257)	(2,553)

Total consolidated revenue	$1,865,486	$2,010,978	$3,876,464	$1,965,776	$1,726,648	$7,568,888	$1,379,086	$1,390,331	$2,769,417

NET EARNINGS
Segment Earnings:
Industrial Products	$78,838	$87,925	$166,763	$74,690	$58,287	$299,740	$34,545	$25,421	$59,966
Engineered Systems	62,996	80,045	143,041	82,032	53,480	278,553	43,305	57,462	100,767
Fluid Management	85,139	97,878	183,017	102,232	100,068	385,317	75,441	55,573	131,014
Electronic Technologies	36,234	51,029	87,263	53,826	52,552	193,641	(12,110)	17,993	5,883

Total Segments	263,207	316,877	580,084	312,780	264,387	1,157,251	141,181	156,449	297,630
Corporate expense / other	(29,969)	(24,975)	(54,944)	(30,785)	(29,466)	(115,195)	(24,691)	(29,614)	(54,305)
Net interest expense	(23,431)	(27,388)	(50,819)	(25,924)	(19,294)	(96,037)	(22,398)	(24,840)	(47,238)

Earnings from continuing operations before provision for income taxes	209,807	264,514	474,321	256,071	215,627	946,019	94,092	101,995	196,087
Provision for income taxes	61,876	77,604	139,480	65,736	46,045	251,261	32,997	1,121	34,118

Earnings from continuing operations	147,931	186,910	334,841	190,335	169,582	694,759	61,095	100,874	161,969
Earnings (loss) from discontinued operations, net	(753)	(51,634)	(52,387)	(2,685)	(48,855)	(103,927)	(7,669)	(3,794)	(11,463)

Net earnings	$147,178	$135,276	$282,454	$187,650	$120,727	$590,831	$53,426	$97,080	$150,506

SEGMENT OPERATING MARGIN
Industrial Products	12.8%	13.5%	13.2%	11.9%	10.3%	12.2%	7.9%	6.6%	7.3%
Engineered Systems	12.6%	14.9%	13.8%	15.6%	11.9%	13.9%	10.8%	12.3%	11.6%
Fluid Management	21.2%	21.9%	21.6%	22.6%	24.1%	22.5%	22.8%	18.8%	20.9%
Electronic Technologies	10.3%	13.4%	11.9%	14.9%	17.4%	13.9%	-5.7%	7.3%	1.3%

Total Segment	14.1%	15.8%	15.0%	15.9%	15.3%	15.3%	10.2%	11.3%	10.7%

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (in thousands)

	2008						2009
			Q2						Q2
	Q1	Q2	YTD	Q3	Q4	FY 2008	Q1	Q2	YTD

BOOKINGS
Industrial Products
Material Handling	$296,278	$313,199	$609,477	$292,436	$207,115	$1,109,028	$118,343	$126,224	$244,567
Mobile Equipment	360,324	318,059	678,383	295,240	204,257	1,177,880	210,558	245,937	456,495
Eliminations	(296)	(385)	(681)	(193)	(260)	(1,134)	(22)	(202)	(224)

	656,306	630,873	1,287,179	587,483	411,112	2,285,774	328,879	371,959	700,838

Engineered Systems
Product Identification	239,547	250,538	490,085	233,196	197,431	920,712	175,680	205,736	381,416
Engineered Products	284,257	279,673	563,930	260,227	219,716	1,043,873	236,354	259,868	496,222

	523,804	530,211	1,054,015	493,423	417,147	1,964,585	412,034	465,604	877,638

Fluid Management
Energy	233,662	252,535	486,197	268,390	209,930	964,517	142,722	132,855	275,577
Fluid Solutions	197,289	217,466	414,755	195,253	161,351	771,359	150,376	159,483	309,859
Eliminations	(24)	(32)	(56)	(31)	(91)	(178)	(42)	(39)	(81)

	430,927	469,969	900,896	463,612	371,190	1,735,698	293,056	292,299	585,355

Electronic Technologies	360,337	384,790	745,127	363,535	233,720	1,342,382	223,707	243,274	466,981

Intra-segment eliminations	(2,992)	(3,490)	(6,482)	(1,755)	(1,182)	(9,419)	(1,294)	(1,436)	(2,730)

Total consolidated bookings	$1,968,382	$2,012,353	$3,980,735	$1,906,298	$1,431,987	$7,319,020	$1,256,382	$1,371,700	$2,628,082

BACKLOG
Industrial Products
Material Handling	$228,082	$235,284		$240,009	$188,591		$120,066	$93,247
Mobile Equipment	575,070	549,430		498,908	387,329		349,358	368,315
Eliminations	(171)	(186)		(161)	(220)		(48)	(143)

	802,981	784,528		738,756	575,700		469,376	461,419

Engineered Systems
Product Identification	79,956	82,196		76,247	61,195		57,801	66,288
Engineered Products	244,981	235,513		205,127	183,821		196,394	245,165

	324,937	317,709		281,374	245,016		254,195	311,453

Fluid Management
Energy	106,540	119,033		133,713	95,532		58,771	54,734
Fluid Solutions	85,130	91,870		82,998	64,471		60,781	63,788
Eliminations	(6)	—		(3)	(12)		(5)	(1)

	191,664	210,903		216,708	159,991		119,547	118,521

Electronic Technologies	246,711	251,403		248,725	175,317		186,850	185,512

Intra-segment eliminations	(2,038)	(1,424)		(540)	(61)		(42)	(242)

Total consolidated backlog	$1,564,255	$1,563,119		$1,485,023	$1,155,963		$1,029,926	$1,076,663

ACQUISITION RELATED DEPRECIATION AND AMORTIZATION EXPENSE *
Industrial Products	$9,215	$8,070	$17,285	$7,805	$7,193	$32,283	$8,387	$7,709	$16,096
Engineered Systems	6,109	6,116	12,225	6,103	6,066	24,394	6,070	6,437	12,507
Fluid Management	3,914	5,607	9,521	5,422	4,607	19,550	4,828	4,592	9,420
Electronic Technologies	8,902	9,416	18,318	9,304	8,859	36,481	8,287	8,217	16,504

	$28,140	$29,209	$57,349	$28,634	$26,725	$112,708	$27,572	$26,955	$54,527

*    Represents the pre-tax impact on earnings from the depreciation and amortization of acquisition accounting write-ups to reflect the fair value of inventory, property, plant and equipment and intangible assets.

DOVER CORPORATION
QUARTERLY EARNINGS PER SHARE
(unaudited) (in thousands)

	2008					2009
	Q1	Q2	Q3	Q4	FY 2008	Q1	Q2	YTD
Basic earnings (loss) per common share:
Continuing operations	$0.77	$0.99	$1.02	$0.91	$3.69	$0.33	$0.54	$0.87
Discontinued operations	(0.00)	(0.27)	(0.01)	(0.26)	(0.55)	(0.04)	(0.02)	(0.06)
Net earnings	0.76	0.72	1.01	0.65	3.13	0.29	0.52	0.81
Diluted earnings (loss) per common share:
Continuing operations	$0.77	$0.98	$1.01	$0.91	$3.67	$0.33	$0.54	$0.87
Discontinued operations	(0.00)	(0.27)	(0.01)	(0.26)	(0.55)	(0.04)	(0.02)	(0.06)
Net earnings	0.76	0.71	1.00	0.65	3.12	0.29	0.52	0.81